UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2025
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SunCoke Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of Incorporation)	001-35243 (Commission File Number)	90-0640593 (IRS Employer Identification No.)
1011 Warrenville Road, Suite 600
Lisle, Illinois 60532
(Address of principal executive offices) (Zip code)

(630)	824-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	SXC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On August 4, 2025, SunCoke Energy, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the acquisition of Flame Aggregator, LLC which, together with its subsidiaries, operates as Phoenix Global. The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend Item 9.01 of the Original Report in order to present the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. Except for the filing of such financial statements and pro forma financial information, this Amendment does not otherwise modify or update the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference into this Amendment.

Item 9.01 - Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Flame Aggregator, LLC as of December 31, 2024 and 2023, and the related audited consolidated statements of operations and comprehensive income (loss), changes in members’ equity and cash flows for the fiscal years ended December 31, 2024 and 2023, together with the notes thereto and independent auditor’s reports thereon required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited interim condensed consolidated balance sheet of Flame Aggregator, LLC as of June 30, 2025, and the related unaudited interim condensed consolidated statements of operations and comprehensive income (loss), changes in members’ equity and cash flows for the six months ended June 30, 2025 and 2024, together with the notes thereto required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma combined financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2025;
•Unaudited pro forma condensed combined consolidated statements of operations and comprehensive income (loss) for the six months ended June 30, 2025 and the twelve months ended December 31, 2024; and
•Notes to the unaudited pro forma condensed combined financial information.

(d): Exhibits:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1
The audited consolidated balance sheets of Flame Aggregator as of December 31, 2024 and 2023, and the related audited consolidated statements of operations and comprehensive income (loss), changes in members’ equity and cash flows for the fiscal years ended December 31, 2024 and 2023, together with the notes thereto and report of independent auditors thereon.

99.2
The unaudited consolidated balance sheet of Flame Aggregator as of June 30, 2025, and the related unaudited consolidated statements of operations and comprehensive income (loss), changes in members’ equity and cash flows for the six months ended June 30, 2025 and 2024, together with the notes thereto.

99.3
The unaudited pro forma condensed combined statement of financial position as of June 30, 2025, and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2025 and the twelve months ended December 31, 2024, together with the notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

Date:	October 16, 2025	By:	/s/ Mark W. Marinko
		Name:	Mark W. Marinko
		Title:	Senior Vice President and Chief Financial Officer